Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Summit Therapeutics Inc. (the “Company”) for the period ended March 31, 2021, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Robert Duggan, as Chief Executive Officer of the Company, and Michael Donaldson, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his or her knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 17, 2021

By:	/s/ Robert Duggan
	Name:	Robert Duggan
	Title:	Chief Executive Officer
(Principal Executive Officer)
By:	/s/ Michael Donaldson
	Name:	Michael Donaldson
	Title:	Chief Financial Officer
(Principal Financial Officer)